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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, and accompanies the quarterly report on Form 10-Q for the quarter ended March 31, 2008 (the "Form 10-Q") of Community Shores Bank Corporation (the "Issuer").

     I, Heather D. Brolick, President and Chief Executive Officer of the Issuer, certify that to my knowledge:

     (i)  the Form 10-Q fully complies with the requirements of Section 13(a) or
          Section 15(d) of the Securities Exchange Act of 1934; and

     (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated: May 15, 2008


                                        /s/ Heather D. Brolick
                                        ----------------------------------------
                                        Heather D. Brolick
                                        President and Chief Executive Officer


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